November 2, 2015

ADVANTAGE FUNDS, INC.

Dreyfus International Value Fund

Supplement to Summary and Statutory Prospectus

dated January 1, 2015

The Board of Directors of Advantage Funds, Inc. (the "Corporation") has approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Agreement") between the Corporation, on behalf of Dreyfus International Value Fund (the "fund") and Dreyfus Stock Funds, on behalf of Dreyfus International Equity Fund (the "Acquiring Fund").  The Agreement provides for the transfer of the fund's assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the fund's stated liabilities, the distribution of such shares of the Acquiring Fund to fund shareholders and the subsequent termination of the fund (the "Reorganization").

Shareholders of the fund as of September 9, 2015 (the "Record Date") are being asked to approve the Agreement on behalf of the fund at a special meeting of shareholders to be held on or about November 19, 2015.  If the Agreement is approved, the Reorganization will become effective on or about January 22, 2016.

In anticipation of the Reorganization, effective on or about September 2, 2015 (the “Sales Discontinuance Date”), the fund was closed to any investments for new accounts, except that new accounts may be established by:

•         Participants in group employer retirement plans (and their successor plans), provided that the plan sponsor has been approved by The Dreyfus Corporation and established the fund as an investment option in the plan by the close of business on the Sales Discontinuance Date;

•         Wrap programs that established the fund as an investment option under the wrap program by the close of business on the Sales Discontinuance Date; and

•         Certain firms on behalf of their high net worth clients, provided that such firms have been approved by The Dreyfus Corporation and continuously maintained investments in the fund on behalf of their clients since the close of business on the Sales Discontinuance Date.

Shareholders of the fund as of the Sales Discontinuance Date may continue to make additional purchases and to reinvest dividends and capital gains into their existing fund accounts up until the time of the Reorganization.

A Prospectus/Proxy Statement with respect to the proposed Reorganization has been mailed to fund shareholders as of the Record Date.  The Prospectus/Proxy Statement describes the Acquiring Fund and other matters.  Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-DREYFUS.

***

                                                                                                                                                                                         0254STK1115

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the statutory prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus).  The fund is managed by a team of portfolio managers employed by Dreyfus and The Boston Company Asset Management, LLC (TBCAM), an affiliate of Dreyfus.  The team consists of Mark A. Bogar, CFA, James A. Lydotes, CFA, and Andrew Leger, who serve as the fund's primary portfolio managers, positions they have held since November 2015.  Mr. Bogar is a managing director, portfolio manager and head of the global equity team at TBCAM.  Mr. Lydotes is a managing director, portfolio manager and senior research analyst at TBCAM.  Mr. Leger is a director and senior research analyst at TBCAM.

The following information supersedes and replaces the third paragraph in "Fund Details – Management" in the statutory prospectus:

The fund is managed by a team of portfolio managers employed by Dreyfus and TBCAM.  The team consists of Mark A. Bogar, CFA, James A. Lydotes, CFA, and Andrew Leger, who serve as the fund's primary portfolio managers and are jointly and primarily responsible for managing the fund's portfolio.  Mr. Bogar is a managing director, portfolio manager and head of the global equity team at TBCAM, where he has been employed since August 2007.  He also has been employed by Dreyfus since November 2008.  Mr. Lydotes is a managing director, portfolio manager and senior research analyst at TBCAM, where he has been employed since February 2005.  He also has been employed by Dreyfus since December 2009.  Mr. Leger is a director and senior research analyst at TBCAM, where he has been employed since June 2014.  Prior thereto, he was employed for more than five years as a research analyst at BlackRock, Inc.  He also has been employed by Dreyfus since October 2015.  Messrs. Bogar, Lydotes and Leger have been primary portfolio managers of the fund since November 2015, and manage the fund in their capacity as employees of Dreyfus.

                                                                                                                                                                                         0254STK1115

November 2, 2015

ADVANTAGE FUNDS, INC.

-Dreyfus International Value Fund

DREYFUS INTERNATIONAL FUNDS, INC.

-Dreyfus Emerging Markets Fund

Supplement to Statement of Additional Information

dated November 26, 2014, as revised or amended, January 1, 2015,

February 27, 2015,  March 30, 2015, May 1, 2015,

July 1, 2015 and October 1, 2015

Effective November 2, 2015, the following information supplements and supersedes any contrary information contained in "Certain Portfolio Manager Information":

The following table lists the number and types of accounts advised by the primary portfolio managers of Dreyfus International Value Fund and Dreyfus Emerging Markets Fund and assets under management in those accounts as of September 30, 2015:

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

Mark A. Bogar	3	$2.1B	5	$541M	3	$292M
Andrew Leger	3	$2.1B	5	$541M	3	$292M
James A. Lydotes	3	$2.1B	5	$541M	3	$292M
Gaurav Patankar	4	$1.3B	3	$608M	4	$295M
Warren Skillman	5	$1.3B	11	$836M	9	$1.2B

As of September 30, 2015, Messrs. Bogar, Leger, Lydotes, Patankar and Skillman did not manage any accounts subject to performance-based advisory fees.

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio managers of Dreyfus International Value Fund and Dreyfus Emerging Markets Fund as of September 30, 2015:

NY 75908650v5

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

Mark A. Bogar	DIVF	None
Andrew Leger	DIVF	None
James A. Lydotes	DIVF	None
Gaurav Patankar	DEMF	None
Warren Skillman	DEMF	None

*****

NY 75908650v5